SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 12, 2002

                       InteliData Technologies Corporation
             (Exact Name of Registrant as Specified in its Charter)

Delaware                            000-21685                      54-1820617
(State of Incorporation)       (Commission File Number)            (IRS Employer
                                                             Identification No.)

                           11600 Sunrise Valley Drive
                                    Suite 100
                             Reston, Virginia 20191
                    (Address of principal executive offices)

                                 (703) 259-3000
              (Registrant's telephone number, including area code)





Item 9.         REGULATION FD DISCLOSURE.


     On August 12, 2002, the registrant filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certifications of Alfred S. Dominick, Jr., the registrant's chief executive officer, and John R. Polchin, the registrant's chief financial officer, required pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certifications are attached hereto as Exhibits 99.1 and 99.2.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       InteliData Technologies Corporation
                                       (Registrant)

                                       By: /s/ Alfred S. Dominick, Jr.
                                           -------------------------------------
                                           Alfred S. Dominick, Jr.
                                           President and Chief Executive Officer


Date:  August 12, 2002

                                                                    Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of InteliData Technologies Corporation (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Alfred S. Dominick, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Alfred S. Dominick, Jr.
---------------------------
Alfred S. Dominick, Jr.
Chief Executive Officer
August 12, 2002

                                                                    Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of InteliData Technologies Corporation (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Polchin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  the  information  contained  in the  Report  fairly  presents,  in all
material respects,  the financial  condition and results of operations  of   the
Company.



/s/ John R. Polchin
---------------------------
John R. Polchin
Chief Financial Officer
August 12, 2002